UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  Amendment on
                                   Form 8-K(A)

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported):  November 5, 1998


                         Unilab Corporation ("Unilab")
             (Exact name of registrant as specified in its charter)



                                   Delaware
                 (State or other jurisdiction of incorporation)


                 33-77286                              95-4415490
           (Commission File Number)                 (I.R.S. Employer
                                                   Identification Number)


      18448 Oxnard Street, Tarzana, California              91356
      (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


------------------------------------------------------------------------------
(Former name or former address, if changed since last report)







Introductory Note:

         This Amendment on Form 8-K(A) amends the current Report on Form 8-K filed by Unilab on November 5, 1998 (the "Form 8-K") with respect to Unilab's acquisition of substantially all of the assets of Meris Laboratories, Inc. ("Meris"). This Amendment is being filed for the purposes of providing (i) additional information pursuant to Item 2, (ii) the consolidated historical financial statements of the Meris business acquired (the "Meris Financial Information") and (iii) the Unaudited Pro Forma Financial Information of Unilab and the notes thereto (collectively, the "Pro Forma Financial Information")

Item 2.           Acquisition or Disposition of Assets

                  (a)       Acquisition

                  Pursuant to an Asset Purchase Agreement, dated as of September 16, 1998 (the "Asset Purchase Agreement"), by and between Meris Laboratories, Inc., a California corporation ("Meris") and Unilab Corporation, a Delaware corporation ("Unilab" or the "Company"), effective as of November 5, 1998 the Company acquired substantially all of the assets of Meris (the "Meris Acquisition"). The purchase price for the Meris Acquisition consisted of a $14 million convertible subordinated note ("the Note") and the incurrence of $2.5 million of liabilities payable to Meris in equal installments over 72 months. The Note has an 8-year term with a $3.00 per share conversion price, and bears a 7.5% interest rate. In addition to the customer list, Unilab acquired approximately $6.5 million of assets, the majority of which were trade accounts receivable.

                  The shares of Unilab common stock into which the Note are convertible is subject to a Registration Rights Agreement, dated November 5, 1998.

                  The Asset  Purchase  Agreement is attached as Exhibit 2.1, the
Note is attached as Exhibit 2.2 and the Registration Rights Agreement is attached as Exhibit 2.3. Each such agreement is incorporated by reference in its entirety herein and the description of each such Agreement contained herein is qualified in its entirety by reference to such agreement.

                  (a)      Source of Funds

                  The consideration for the Meris Acquisition consisted of the Note, plus the incurrence of certain payments over a 72-month period. Unilab intends to make these monthly payments from cash on hand. Unilab believes its cash flows will be sufficient to make such payments on a timely basis.

                  (b)      Equipment or Other Physical Property

                  Certain of the assets of Meris acquired by the Company pursuant to the Asset Purchase Agreement constitute equipment or other physical property. Such assets were used by Meris in conjunction with its clinical laboratory testing business. The Company intends to continue substantially the same use for such acquired assets.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)       Financial Information of Business Acquired

                  Attached   hereto  as  Exhibit   99.1  is  the  Meris
                  Financial Information.

                  (b)       Pro Forma Financial Information.

                  Attached hereto as Exhibit 99.2 is the Pro Forma Financial Information.

                  (c)      Exhibits.

                   2.1     Asset Purchase Agreement
                   2.2     Note
                   2.3     Registration Rights Agreement
                  99.1     Meris Financial Information
                  99.2     Pro Forma Financial Information.

                                INDEX OF EXHIBITS


                                                     Exhibits          Page

Asset Purchase Agreement                                 2.1

Convertible Note                                         2.2

Registration Rights Agreement                            2.3

Meris Financial Information                             99.1

Pro Forma Financial Information                         99.2

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 18, 1999          UNILAB CORPORATION



                                   By:    /s/   Brian D. Urban
                                   Name:  Brian D. Urban
                                   Title: Executive Vice President,
                                          Chief Financial Officer and Treasurer